UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 2, 2016

PTC Inc.
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts
(State or Other Jurisdiction of Incorporation)

0-18059	04-2866152
(Commission File Number)	(IRS Employer Identification No.)

140 Kendrick Street Needham, Massachusetts	02494-2714
(Address of Principal Executive Offices)	(Zip Code)

(781) 370-5000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amendment to 2000 Equity Incentive Plan

On March 2, 2016, at the 2016 Annual Meeting of Stockholders, PTC stockholders approved an amendment to PTC's 2000 Equity Incentive Plan (2000 EIP) increasing by 4,000,000 the number of shares available for issuance under the 2000 EIP to 38,300,000.  All other terms and conditions of the 2000 EIP remained the same.

The 2000 EIP provides for grants of stock options, stock, restricted stock, restricted stock units and stock appreciation rights to employees (including our executive officers), directors and consultants capable of contributing to the success of PTC.  This description of the 2000 EIP is qualified in its entirety by the full text of 2000 EIP, which is filed as Exhibit 10.1 and incorporated into this description by this reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders was held on March 2, 2016.  Six proposals were before the meeting:
•	Elect seven directors to serve until the 2017 Annual Meeting of Stockholders;
•	Advisory vote to approve the compensation of our named executive officers (say-on-pay);
•	Vote to approve an increase in the number of shares authorized for issuance under the 2000 Equity Incentive Plan;
•	Vote to re-approve the material terms of the performance goals under the 2000 Equity Incentive Plan;
•	Vote to approve the 2016 Employee Stock Purchase Plan;
•	Advisory vote to confirm the selection of PricewaterhouseCoopers LLP as PTC's independent registered public accounting firm for the current fiscal year.

The votes with respect to the proposals are set forth below.

Elect Seven Directors to Serve until the 2017 Annual Meeting of Stockholders
	For	Withheld	Broker Non-Votes
Janice Chaffin	96,250,297	1,162,098	7,728,217
Donald Grierson	92,013,386	5,399,009	7,728,217
James Heppelmann	96,807,055	605,340	7,728,217
Klaus Hoehn	96,809,512	602,883	7,728,217
Paul Lacy	92,444,569	4,967,826	7,728,217
Robert Schechter	92,447,270	4,965,125	7,728,217
Renato Zambonini	92,891,924	4,520,471	7,728,217

Advisory Vote to Approve the Compensation of Our Named Executive Officers (say-on-pay).
For	Against	Abstain	Broker Non-Votes
76,260,687	19,902,980	1,248,728	7,728,217

Approve an Increase in the Number of Shares Authorized for Issuance Under the 2000 Equity Incentive Plan.
For	Against	Abstain	Broker Non-Votes
87,754,865	9,423,022	234,508	7,728,217

Re-Approve the Material Terms of the Performance Goals under the 2000 Equity Incentive Plan.
For	Against	Abstain	Broker Non-Votes
95,181,362	1,961,731	269,302	7,728,217

Approve PTC's 2016 Employee Stock Purchase Plan.
For	Against	Abstain	Broker Non-Votes
96,440,717	331,660	640,018	7,728,217

Advisory Vote to Confirm the Selection of PricewaterhouseCoopers LLP as PTC's Independent Registered Public Accounting Firm for the Current Fiscal Year.
For	Against	Abstain	Broker Non-Votes
102,193,825	2,923,547	23,240	—

Section 9 - Financial Statements and Exhibits

Item 9.01.                          Financial Statements and Exhibits.

(d)            Exhibits.

10.1*            2000 Equity Incentive Plan.

*	Indicates a management contract or compensatory plan or arrangement in which an executive officer or director of PTC participates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC Inc.

Date: March 2, 2016	By:	/s/ Aaron C. von Staats
Aaron C. von Staats
General Counsel & Secretary